                                                                    Exhibit 10.1

               SECOND AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT

        This SECOND AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT (this "Amendment") dated as of April 25, 2005 by and between the entities listed on
EXHIBIT 1 attached hereto and made a part hereof, each an Ohio limited liability company (individually, a "Seller," and collectively, the "Sellers") and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership ("CSCP").

                              W I T N E S S E T H:

        WHEREAS, Sellers and CSCP entered into that certain Contribution and Sale Agreement, dated as of February 3, 2005 and that certain Amendment to Contribution and Sale Agreement, dated as of April 5, 2005 (collectively, the "Contract"); and

        WHEREAS, Sellers and CSCP desire to amend the terms of the Contract as hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Sellers and CSCP hereby covenant and agree as follows:

        1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

        2. The term "Stabilized Assumable Debt" (as defined in Section (a)(i) of
Article II of the Contract) shall be deemed to mean those loans set forth on
EXHIBIT 2 attached hereto and made a part hereof.

        3. (a) Notwithstanding anything to the contrary contained in Article II of the Contract, Sellers and CSCP acknowledge and agree that in lieu of the Title Company holding the Stabilized Holdback:

                    (i) a portion of the Stabilized Holdback with respect to Movie Gallery at the Geneseo Property, in the amount of $165,980, shall be held by CSCP, and the remaining portion of the Stabilized Holdback with respect to Movie Gallery at the Geneseo Property, in the amount of $386,000, shall be held by KeyBank National Association ("KeyBank"); and

                    (ii) the entire Stabilized Holdback with respect to Olympia Sports at the New Milford Property in the amount of $699,422 shall be held by CSCP.

            (b) Upon satisfaction of the conditions set forth in the Contract for release of the Stabilized Holdback (and with respect to the portion of the Movie Gallery Stabilized Holdback being held by KeyBank, upon release by KeyBank), CSCP shall, in accordance with the terms of the Contract, either retain for its own account or pay to the applicable Seller, the Stabilized Holdback or applicable portion thereof.

            (c) Notwithstanding anything to the contrary contained in Article II of the Contract, Sellers and CSCP acknowledge and agree that in lieu of CSCP holding the entire Sleepys Holdback, a portion of the Sleepys Holdback in the amount of $652,000 shall be held by KeyBank, and the remaining portion of the Sleepys Holdback in the amount of $699,000 shall be held by CSCP. Upon satisfaction of the conditions set forth in the Contract for release of the Sleepys Holdback (and with respect to the portion of the Sleepys Holdback being held by KeyBank, upon release by KeyBank), CSCP shall, in accordance with the terms of the Contract, either retain for its own account or pay to the applicable Seller, the Sleepys Holdback or applicable portion thereof.

            (d) Sellers and CSCP further acknowledge and agree that KeyBank shall have the right to transfer its portion of the Stabilized Holdback and/or the Sleepys Holdback to its loan servicer or to any successor in connection with an assignment of its interest in the applicable loans held by KeyBank.

        4. A portion of the Stabilized Consideration in the amount of $43,750 (the "Lodi Holdback") shall be held by CSCP in accordance with the terms of this Paragraph 4, on account of asphalt repairs required to be made to the Stabilized Premises located in Lodi, Ohio (the "Lodi Premises"), as more particularly set forth in the estoppel certificate delivered by Discount Drug Mart to CSCP in connection with the closing (said repairs, the "Repairs"). Upon Discount Drug Mart delivering to CSCP or its designee that owns the Lodi Premises an estoppel certificate or written acknowledgment reasonably satisfactory to CSCP indicating that the Repairs shall have been completed in a manner satisfactory to Discount Drug Mart, the Lodi Holdback shall be paid to the Seller of the Lodi Premises.

        5. (a) CSCP hereby waives the condition precedent to CSCP's obligation to close that the Existing Lender holding the loan on the Conveyed Buffalo Broad Property and the Released Buffalo Broad Property (collectively, the "Buffalo Broad Property") issue the Buffalo Broad Release, as more particularly set forth in Section 2 of Article V of the Contract. Accordingly, at the Closing, CSCP (or its nominee or designee) shall acquire title to the entire Buffalo Broad Property.

            (b) Sellers hereby agree to use best efforts following the Stabilized Closing Date to obtain the Buffalo Broad Release in recordable form satisfactory to the Title Company and otherwise satisfactory to CSCP releasing the Released Buffalo Broad Property from the lien of said mortgage and removing the Released Buffalo Broad Property (and any references thereto) from the other loan documents evidencing, securing and/or relating to said loan. Sellers shall pay all costs and expenses in connection with obtaining the Buffalo Broad Release, including, without limitation, all costs and expenses of the holder of the mortgage on the Buffalo Broad Property (the "Buffalo Broad Mortgagee"). If the Buffalo Broad Mortgagee shall agree to grant the Buffalo Broad Release, contemporaneously with the recordation of the Buffalo Broad Release, CSCP (or its designee or nominee holding title to the Buffalo Broad Released Property) shall convey the Buffalo Broad Released Property to Buffalo Broad Company LLC or its designee or nominee ("Buffalo Broad Owner") without recourse, and without representation or warranty of any kind whatsoever.

            (c) In the event that Sellers shall not have obtained the Buffalo Broad Release in accordance with this Paragraph 5 on or before the date that shall be six (6) months following the Stabilized Closing Date, and provided that the entering into and the performance under the Buffalo Broad Ground Lease (as hereinafter defined) does not violate any Law or the terms of any financing documents secured by the Buffalo Broad Property or the terms of any easement, covenant, condition or restriction encumbering all or a portion of the Buffalo Broad Property or any Lease applicable to all or any portion of the Buffalo Broad Property, CSCP (or its designee or nominee taking title to the Buffalo Broad Property) shall enter into a ground lease with the Buffalo Broad Owner having the terms set forth on EXHIBIT QQ-1 attached to the Contract (and otherwise in form and content acceptable to CSCP) (the "Buffalo Broad Ground Lease") for the Released Buffalo Broad Property. Sellers shall pay all costs and expenses in connection with obtaining the consent of the Buffalo Broad Mortgagee to the Buffalo Broad Ground Lease, including attorneys' fees and disbursements.

            (d) Supplementing the provisions of Article XXV of the Contract, Seller Indemnitors (other than Dave Thomas), by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from the ownership of the Released Buffalo Broad Property during the period commencing on the Stabilized Closing Date and ending on the earlier to occur of
(i) the conveyance of the Released Buffalo Broad Property to Buffalo Broad Owner, or (ii) the execution of the Buffalo Broad Ground Lease.

            (e) The provisions of this Paragraph 5 shall survive the Closing.

        6. The Contract is hereby amended by inserting the following provision as subsection (bb) of Section 1 of Article VI, immediately following subsection
(aa) of Section 1 of Article VI: "There are no utility lines in the easements described on Exhibit VV attached hereto and made a part hereof (the "Centerville Easements") encumbering the Stabilized Property known as 1501-1575 Lyons Road, Centerville, Ohio (the "Centerville Property"). Sellers hereby acknowledge that KeyBank National Association, as the holder of a mortgage encumbering the Centerville Property (the "Centerville Mortgage"), and any parties which become holders of the Centerville Mortgage subsequent to the date hereof by reason of assignment, consolidation or otherwise (KeyBank National Association and any such subsequent holders of the Centerville Mortgage being hereinafter referred to collectively as the "Centerville Mortgagee"), shall be deemed to be third party beneficiaries of the representations and warranties made by Sellers in favor of CSCP pursuant to this subsection (bb)."

        7. The Contract is hereby amended by inserting the following provision as subsection (cc) of Section 1 of Article VI, immediately following subsection
(bb) of Section 1 of Article VI: "Sellers hereby represent that there are no third party property managers or leasing agents (other than GBC Property Management, L.L.C.) for any of the Premises, except as set forth on Exhibit WW attached hereto and made a part hereof."

        8. The Contract is hereby amended by inserting the following provision as subsection (dd) of Section 1 of Article VI, immediately following subsection
(cc) of Section 1 of Article VI: "Sellers hereby represent that (i) they have delivered to the Town of Geneseo a check in the amount of $________ (the "Landscaping Payment"), and (ii) completion of the landscaping is not a condition to the issuance of the certificate of occupancy for the building permits for the site."

        9. In furtherance of, and without limiting the generality of, Articles XXIII and XLIII of the Contract, Sellers shall pay all costs and expenses of the holder of any mortgage encumbering (i) the Lodi Property in connection with the Lodi Subdivision, (ii) the Gahanna Property in connection with the Gahanna Subdivision, (iii) the Mason Property in connection with the Mason Subdivision, and (iv) the Stabilized Property located in Powell, Ohio in connection with the dedication of Attucks Drive to the appropriate governmental authorities. The provisions of this Paragraph 9 shall survive the Closing.

        10. Supplementing the provisions of Article XXV of the Contract, Harry
W. Giltz, II, Harry W. Giltz, III and Giltz & Associates, Inc. (collectively, "Key Bank Assumption Indemnitors"), by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from:

            (a) that certain loan in the original principal amount of $2,760,000 (the "McCormick Loan") made by National Realty Funding L.C. to 23300 Lorain Road Company, LLC ("McCormick Seller") arising from acts and/or omissions occurring prior to the assumption by Cedar-McCormick LLC of the McCormick Loan, including, without limitation, any Claims arising from acts and/or omissions occurring prior to the assumption by Cedar-McCormick LLC of the McCormick Loan under (i) that certain Environmental Indemnity Agreement executed by McCormick Seller, and
(ii) those certain Key Principal's Limited Guaranty Agreements executed respectively by Harry W. Giltz, II, Harry W. Giltz, III, Giltz & Associates, Inc. and James B. Abraham;

            (b) that certain loan in the original principal amount of $2,330,000 (the "Chestnut Loan") made by KeyBank National Association to 825 East Chestnut Company, LLC ("Chestnut Seller") arising from acts and/or omissions occurring prior to the assumption by Cedar-Chestnut LLC of the Chestnut Loan, including, without limitation, any Claims arising from acts and/or omissions occurring prior to the assumption by Cedar-Chestnut LLC of the Chestnut Loan under (i) that certain Environmental Indemnity Agreement executed by Harry W. Giltz, II an Harry W. Giltz, III (collectively, "Chestnut Guarantor") and Chestnut Seller, and (ii) that certain Guaranty and Indemnity executed by Chestnut Guarantor.

        The provisions of this Paragraph 10 shall survive the Closing.

        11. Supplementing the provisions of Article XXV of the Contract, Seller Indemnitors (other than Dave Thomas), by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from the failure of Sellers of the Pennsylvania Properties to comply with Pennsylvania bulk sales laws and regulations to the extent applicable to the transactions contemplated by this Agreement, including, without limitation, the giving of all notices and the delivery to CSCP of all clearance certificates from the Pennsylvania Department of Revenue and Pennsylvania Department of Labor and Industry. The provisions of this Paragraph 11 shall survive the Closing.

        12. Sellers hereby agree to cause the Centerville Easements to be relocated and/or released of record in a manner satisfactory to CSCP and the Centerville Mortgagee. Sellers shall cause such relocation and/or release to occur as expeditiously as possible, and in any event on or before the date that shall be six (6) months following the Stabilized Closing Date. Sellers shall pay all costs and expenses in connection with such relocation and/or release, including, without limitation, all costs and expenses of the Centerville Mortgagee. Sellers and CSCP shall cooperate with each other in connection with such relocation and/or release. All documents and instruments required to be executed in connection with such relocation and/or release shall be in form and content satisfactory to CSCP and the Centerville Mortgagee. The Seller Indemnitors, by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from the breach of the Sellers under this Paragraph 12 or the failure of the Sellers to comply with their obligations under this Paragraph 12. The provisions of this Paragraph 12 shall survive the Closing.

        13. Sellers hereby agree to obtain, within six (6) months following the date hereof, the proposed sanitary sewer easement (the "Shelby Easement") that is set forth on the survey delivered in connection with the Closing with respect to the Stabilized Premises located at 209-219 Mansfield Avenue, Shelby, Ohio (the "Shelby Premises"). In the event that Sellers shall fail to obtain the Shelby Easement within said six (6) month period, then, promptly following CSCP's request, Sellers shall, at Sellers' cost and expense, cause the sanitary sewer drain located on the Shelby Premises to be relocated in a location and pursuant to plans approved by CSCP and otherwise in a manner satisfactory to CSCP in its sole and absolute discretion. The Seller Indemnitors (other than Dave Thomas), by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from the breach of the Sellers under this Paragraph 13 or the failure of the Sellers to comply with their obligations under this Paragraph 13. The provisions of this Paragraph 13 shall survive the Closing.

        14. A principal of Touch of Mom, LLC ("Touch of Mom"), a Tenant at the Stabilized Premises known as 797-845 Hill Road North, Pickerington, Ohio (the "Pickerington Premises") has filed for bankruptcy, and the parties have agreed to treat the premises demised under such Tenant's Lease as a Vacant Stabilized Space. Accordingly, Touch of Mom is hereby deemed to be deleted from EXHIBIT HH-1 to the Contract, the Consideration is hereby reduced in the amount of $479,425, and the Contract is hereby amended by modifying EXHIBIT JJ thereto to add the following as a Vacant Stabilized Space:

PROPERTY NAME                        VACANT SF
--------------------------------     ------------------------------------------
One Pickerington Company, LLC        3,175 (formerly occupied by Touch of Mom)

        15. (a) The parties acknowledge that the Closings with respect to the Deferred Premises shall not occur on the Stabilized Closing Date with respect to the balance of the Stabilized Premises. Rather, the Closings with respect to the Deferred Premises shall occur in accordance with this Paragraph 13.

            (b) The Closing with respect to the Akron Premises and the Massillon Premises shall occur as soon as is reasonably practicable following the complete negotiation of the Assumption Documents with respect to the Stabilized Debt and satisfaction of the Existing Lenders' conditions to said assumptions, but in no event later than thirty (30) days following the date hereof (the "Scheduled Deferred Closing Date"). In the event that the conditions set forth in the immediately preceding sentence have not been satisfied prior to the Scheduled Deferred Closing Date, CSCP shall have the right, at its option, to (i) remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration, or (ii) pay the portion of the Stabilized Consideration allocable to the applicable Premises in cash.

            (c) The Closing with respect to the New Milford Premises and the Pickerington Premises shall occur as soon as is reasonably practicable following the satisfaction of the conditions with respect to title and survey set forth in the Contract, but in no event later than the Scheduled Deferred Closing Date. In the event that the conditions set forth in the immediately preceding sentence have not been satisfied prior to the Scheduled Deferred Closing Date, CSCP shall have the right, at its option, to remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration.

            (d) As used herein, the term "Deferred Premises" shall mean those certain Stabilized Premises (i) 1140 Portage Trail, Akron, Ohio (the "Akron Premises"), (ii) 3129 Lincolnway East, Massillon, Ohio (the "Massillon Premises"), (iii) 116 Danbury Road, Suite 1-11, New Milford, Connecticut (the "New Milford Premises") and (iv) 797-845 Hill Road North, Pickerington, Ohio (the "Pickerington Premises").

            (e) The provisions of this Paragraph 15 shall survive the Closing with respect to the balance of the Stabilized Premises.

        16. Sellers hereby agree that all fees, compensation and other amounts payable by any of the Sellers to any of GBC Property Management, L.L.C., Giltz & Associates, Inc. or any of their respective affiliates (collectively, the "Giltz Parties") with respect to performance by any of the Giltz Parties of any property management or leasing services with respect to any of the Premises prior to the date hereof (collectively, the "Giltz Management Fees") shall be paid in full as of the Closing Date with respect to each Premises. The Seller Indemnitors, by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from the failure of any Sellers to pay any Giltz Management Fees; provided, however, that the indemnification obligations of Dave Thomas set forth in this sentence shall only apply with respect to each Seller and each Property in which he owns an interest, directly or indirectly, or with which he is affiliated. The provisions of this Paragraph 16 shall survive the Closing.

        17. The parties acknowledge that the Medina Ground Lease and the Geneseo Ground Lease are being executed contemporaneously herewith. Notwithstanding anything to the contrary contained in the Contract, it shall be a condition precedent to CSCP's obligation to close the transactions contemplated by the Contract with respect to the Grove City Property and the Mason Property that the Mason Ground Lease and the Grove City Ground Lease, all in form and content acceptable to Cedar and Sellers in their reasonable discretion, be executed and delivered by the applicable parties thereto. The provisions of this Paragraph 17 shall survive the Closing with respect to the Stabilized Premises.

        18. The Contract is hereby amended by inserting the following provisions immediately following Section 4 of Article X:

            4A.   Pursuant to the Lease with Sherwin Williams for premises
located at 25-51 Briggs Drive, Mansfield, Ohio, Sherwin Williams is required to pay a discounted rent of $2,128 per month through February 28, 2006. On March 1, 2006, Sherwin Williams' base rent increases to the full amount of $4,650 per month Accordingly, CSCP shall receive, on the Stabilized Closing Date, a credit against the Stabilized Consideration in an amount equal to $25,220.

            4B.   CSCP shall receive, on the Stabilized Closing Date, a credit in the amount of $700, representing funds owed to Pizzeria New York, a Tenant of the Pickerington Premises, on account of a claim stated in such Tenant's estoppel certificate delivered in connection with the Closing.

            4C.   On the Stabilized Closing Date, Sellers shall cause to be paid the amount of $27,500 to Stroock & Stroock & Lavan LLP, on account of legal fees and disbursement incurred in connection with preparation of closing documents, in accordance with the following wiring instructions:

            Bank: JP Morgan Chase Bank
            ABA: 021 000 021
            For Credit to: Stroock & Stroock & Lavan LLP
            Acct: 006 028356
            Ref: Client Matter 106699/0029

            4D.   CSCP shall receive, on the Stabilized Closing Date, a credit in the amount of $10,000, on account of various repairs required to be made to the Stabilized Premises.

            4E.   CSCP shall receive, on the Stabilized Closing Date, a credit in the amount of $15,000, on account of fees and expenses incurred in connection with the prepayment of the Assumable Debt encumbering the Stabilized Premises known as 1240 Maple Avenue, Zanesville, Ohio and 5863 Darrow Road, Hudson, Ohio.

        19. Sellers hereby represent that the Pending Litigations have been settled, and the Seller Indemnitors, by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from the Pending Litigations. The provisions of this Paragraph 19 shall survive the Closing.

        20. Notwithstanding anything to the contrary contained in subsection (g) of Section 1 of Article X of the Contract, at the Closing with respect to the Portage Trail Premises, the assessment claimed by Velvet Car Wash, Inc. to be payable under that certain Reciprocal Easement Agreement by and between Giltz & Associates, Inc. and Velvet Touch Car Wash, Inc., filed for record April 27, 1997, in Reception No. 54009970, of the Summit County, Ohio Records in the amount of $3,056.40 shall be apportioned such that all amounts accruing prior to the Proration Time shall be the obligation of Sellers and all amounts accruing from and after the Proration Time shall be the obligation of CSCP.

        21. The parties acknowledge that the Required Additional Estoppel Certificate attached as Exhibit UU-3 to the Contract with respect to the Stabilized Premises located at 31 Davis Road, Bradford, Pennsylvania (the "Davis Road Required Additional Estoppel Certificate") shall not have been obtained as of the Stabilized Closing Date. As a condition to CSCP agreeing to waive said condition precedent to CSCP's obligation to consummate the transactions contemplated by the Contract, CSCP is requiring that the Seller of the Stabilized Premises located at 31 Davis Road, Bradford, Pennsylvania (the "Davis Road Seller") certify to CSCP as to the accuracy of the items set forth in the Davis Road Required Additional Estoppel Certificate. Accordingly, the Davis Road Seller hereby certifies to CSCP as to the accuracy of the items set forth in the Davis Road Required Additional Estoppel Certificate.

        22. Sellers shall, within thirty (30) days following the date hereof, deliver to CSCP written confirmation by the Town of Geneseo that the payment of the Landscaping Payment satisfies the condition previously imposed by the Town of Geneseo that landscaping at the site be complete as a condition to the issuance of a certificate of the occupancy for the building permits for the site. The Seller Indemnitors, by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from the breach of the Sellers under this Paragraph 22 or the failure of the Sellers to comply with their obligations under this Paragraph 22. The provisions of this Paragraph 22 shall survive the Closing.

        23. Sellers represent that McDonald's, Inc. has approved the sign and the placement thereof currently contemplated to be constructed on the Premises located in Medina, Ohio, and Sellers shall, within thirty (30) days following the date hereof, deliver to CSCP written confirmation by McDonald's, Inc. that they have approved the placement of the sign currently contemplated to be constructed on the Premises located in Medina, Ohio. The Seller Indemnitors, by execution of this Amendment, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless the CSCP Parties from and against any and all Claims asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from the breach of the Sellers under this Paragraph 23 or the failure of the Sellers to comply with their obligations under this Paragraph 23. The provisions of this Paragraph 23 shall survive the Closing.

        24. The Contract is hereby amended by deleting "Exhibit E" therefrom and replacing it with EXHIBIT 3 attached hereto and made a part hereof. All references in the Contract to "Exhibit E" shall be deemed to refer to EXHIBIT 3 attached hereto.

        25. The Contract is hereby amended by deleting "Exhibit G-1" therefrom and replacing it with EXHIBIT 4 attached hereto and made a part hereof. All references in the Contract to "Exhibit G-1" shall be deemed to refer to
EXHIBIT 4 attached hereto.

        26. The Contract is hereby amended by deleting "Exhibit K" therefrom and replacing it with EXHIBIT 5 attached hereto and made a part hereof. All references in the Contract to "Exhibit K" shall be deemed to refer to EXHIBIT 5 attached hereto.

        27. The Contract is hereby amended by deleting "Exhibit L-1" therefrom and replacing it with EXHIBIT 6 attached hereto and made a part hereof. All references in the Contract to "Exhibit L-1" shall be deemed to refer to
EXHIBIT 6 attached hereto.

        28. The Contract is hereby amended by deleting "Exhibit L-2" therefrom and replacing it with EXHIBIT 7 attached hereto and made a part hereof. All references in the Contract to "Exhibit L-2" shall be deemed to refer to
EXHIBIT 7 attached hereto.

        29. The Contract is hereby amended by deleting "Exhibit M" therefrom and replacing it with EXHIBIT 8 attached hereto and made a part hereof. All references in the Contract to "Exhibit M" shall be deemed to refer to EXHIBIT 8 attached hereto.

        30. The Contract is hereby amended by deleting "Exhibit EE" therefrom and replacing it with the Unit Holder Certificate attached hereto as EXHIBIT 9. All references in the Contract to "Exhibit EE" shall be deemed to refer
EXHIBIT 9 attached hereto.

        31. The Contract is hereby amended by inserting as "Exhibit VV" thereto the easements located in the Centerville Property attached hereto as EXHIBIT 10. All references in the Contract to "Exhibit VV" shall be deemed to refer to
EXHIBIT 10 attached hereto.

        32. The Contract is hereby amended by inserting as "Exhibit WW" thereto the leasing agreements listed on EXHIBIT 11 attached hereto. All references in the Contract to "Exhibit WW" shall be deemed to refer to EXHIBIT 11 attached hereto.

        33. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed.

        34. Except insofar as reference to the contrary is made in any such instrument, all references to the "Contract" in any future correspondence or notice shall be deemed to refer to the Contract as modified by this Amendment.

        35. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

        36. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

        37. Delivery of this Amendment by facsimile by any party shall represent a valid and binding execution and delivery of this Amendment by such party.

        IN WITNESS WHEREOF, the Sellers and CSCP have executed and delivered this Amendment as of the date first above written.

                                   CEDAR SHOPPING CENTERS PARTNERSHIP,
                                   L.P., a Delaware limited partnership

                                   By: Cedar Shopping Centers, Inc., a Maryland
                                       corporation, its general partner

                                       By:  /s/  Brenda J. Walker
                                            ---------------------
                                            Name:  Brenda J. Walker
                                            Title: Vice President

                   [Signature pages to continue on next page]

                                   BUFFALO BROAD COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Member

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Member

                                   By: /s/  Grant W. Giltz
                                       -------------------
                                       Name:  Grant W. Giltz
                                       Title: Member

                                   By: /s/  Sandra E. Giltz
                                       --------------------
                                       Name:  Sandra E. Giltz
                                       Title: Member

                   [Signature pages to continue on next page]

                                   31 DAVIS ROAD COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   1020 NORTH MAIN STREET COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Member

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Member

                                   By: /s/  Grant W. Giltz
                                       -------------------
                                       Name:  Grant W. Giltz
                                       Title: Member

                                   By: /s/  Sandra E. Giltz
                                       --------------------
                                       Name:  Sandra E. Giltz
                                       Title: Member

                   [Signature pages to continue on next page]

                                   825 EAST CHESTNUT COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Member

                                   By: /s/  Harry W. Giltz, III
                                       -----------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Member

                                   By: /s/  Grant W. Giltz
                                       -----------------------
                                       Name:  Grant W. Giltz
                                       Title: Member

                                   By: /s/  Sandra E. Giltz
                                       ------------------------
                                       Name:  Sandra E. Giltz
                                       Title: Member

                   [Signature pages to continue on next page]

                                   ONE CLYDE COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: Giltz & Associates, Inc., its Manager

                                       By: /s/ Harry W. Giltz, III
                                           -----------------------
                                           Name:  Harry W. Giltz, III
                                           Title: President

                   [Signature pages to continue on next page]

                                   TWO CARROLLTON COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   COUNTY ROAD, LTD.,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   301 OSWEGO COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: Giltz & Associates, Inc., its sole member

                                       By:  /s/ Harry W. Giltz, III
                                            -----------------------
                                            Name:  Harry W. Giltz, III
                                            Title: President

                   [Signature pages to continue on next page]

                                   ONE GENESEO COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: Giltz & Associates, Inc., its sole member

                                       By:  /s/ Harry W. Giltz, III
                                            -----------------------
                                            Name:  Harry W. Giltz, III
                                            Title: President

                   [Signature pages to continue on next page]

                                   B SPACE ZANESVILLE COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: Giltz & Associates, Inc., its sole member

                                       By:  /s/ Harry W. Giltz, III
                                            -----------------------
                                            Name:  Harry W. Giltz, III
                                            Title: President

                   [Signature pages to continue on next page]

                                   ONE AUGUST COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: Giltz & Associates, its sole member

                                       By:  /s/ Harry W. Giltz, III
                                            -----------------------
                                            Name:  Harry W. Giltz, III
                                            Title: President

                   [Signature pages to continue on next page]

                                   23300 LORAIN ROAD COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  James B. Abraham
                                       ---------------------
                                       Name:  James B. Abraham
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   3160 MEDINA ROAD COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Co-Manager

                                   By: /s/  David M. Thomas
                                       --------------------
                                       Name:  David M. Thomas
                                       Title: Co-Manager

                   [Signature pages to continue on next page]

                                   ONE UBB, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Member

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Member

                                   By: /s/  Grant W. Giltz
                                       -------------------
                                       Name:  Grant W. Giltz
                                       Title: Member

                                   By: /s/  Sandra E. Giltz
                                       --------------------
                                       Name:  Sandra E. Giltz
                                       Title: Member

                   [Signature pages to continue on next page]

                                   ONE WESTFIELD COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   1140 PORTAGE TRAIL COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: Portage Trail Management, Inc.,
                                       its Manager

                                       By:  /s/ Harry W. Giltz, III
                                            -----------------------
                                            Name:  Harry W. Giltz, III
                                            Title: President

                   [Signature pages to continue on next page]

                                   3129 LINCOLN WAY COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  David M. Thomas
                                       --------------------
                                       Name:  David M. Thomas
                                       Title: Member

                                   By: Thomas Properties, Ltd., Member

                                       By:  /s/ David M. Thomas
                                            -------------------
                                            Name:  David M. Thomas
                                            Title: Manager

                                   By: Giltz & Associates, Inc., Member

                                       By:  /s/ Harry W. Giltz, III
                                            -----------------------
                                            Name:  Harry W. Giltz, III
                                            Title: President

                   [Signature pages to continue on next page]

                                   ONE LODI COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   ONE ONTARIO COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Joseph Bolognue
                                       --------------------
                                       Name:  Joseph Bolognue
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   ONE PICKERINGTON COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   ONE POWELL COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   ONE POLARIS COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Joseph Bolognue
                                       --------------------
                                       Name:  Joseph Bolognue
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   ONE SHELBY COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Michael Bolognue
                                       ---------------------
                                       Name:  Michael Bolognue
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   ONE HUDSON COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Co-Manager

                                   By: /s/  David M. Thomas
                                       --------------------
                                       Name:  David M. Thomas
                                       Title: Co-Manager

                   [Signature pages to continue on next page]

                                   ONE NEW MILFORD COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Manager

                   [Signature pages to continue on next page]

                                   CANTON-YANKEE ASSOCIATES, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Co-Manager

                                   By: /s/  David M. Thomas
                                       --------------------
                                       Name: David M. Thomas
                                       Title: Co-Manager

                   [Signature pages to continue on next page]

                                   ONE SPRINGBORO COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Co-Manager

                                   By: /s/  David M. Thomas
                                       --------------------
                                       Name:  David M. Thomas
                                       Title: Co-Manager

                   [Signature pages to continue on next page]

                                   ONE GROVE CITY COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       -----------------------
                                       Name:  Harry W. Giltz, II
                                       Title: Co-Manager

                                   By: /s/  David M. Thomas
                                       --------------------
                                       Name:  David M. Thomas
                                       Title: Co-Manager

                   [Signature pages to continue on next page]

                                   ONE HILLIARD COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Co-Manager

                                   By: /s/  David M. Thomas
                                       --------------------
                                       Name:  David M. Thomas
                                       Title: Co-Manager

                   [Signature pages to continue on next page]

                                   ONE MASON COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name:  Harry W. Giltz, III
                                       Title: Co-Manager

                                   By: /s/  David M. Thomas
                                       --------------------
                                       Name:  David M. Thomas
                                       Title: Co-Manager

                   [Signature pages to continue on next page]

                                   ONE ENON COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: Giltz & Associates, Inc., its sole member

                                       By:  /s/ Harry W. Giltz, III
                                            -----------------------
                                            Name: Harry W. Giltz, III
                                            Title: President

                   [Signature pages to continue on next page]

                                   ONE WESTLAKE COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, III
                                       ------------------------
                                       Name: Harry W. Giltz, III
                                       Title: Manager

                   [Signature pages to continue on next page]

AGREED AND ACKNOWLEDGED:

                                   SELLER INDEMNITORS:

                                   /s/  Dan Giltz
                                   ---------------
                                   Dan Giltz

                                   /s/  Harry W. Giltz II
                                   ----------------------
                                   Harry W. Giltz II

                                   /s/  Harry W. Giltz III
                                   -----------------------
                                   Harry W. Giltz III

                                   /s/  Grant Giltz
                                   ----------------
                                   Grant Giltz

                                   /s/  Dave Thomas
                                   ----------------
                                   Dave Thomas

                             [Final signature page]

                                    Exhibit 1

                                     SELLERS

1020 North Main Street Company, LLC
3160 Medina Road Company, LLC
23300 Lorain Road Company, LLC
Buffalo Broad Company, LLC
31 Davis Road Company, LLC
301 Oswego Company, LLC
One UBB, LLC
B Space Zanesville Company, LLC
One Clyde Company, LLC
One Geneseo Company, LLC
825 East Chestnut Company, LLC
Two Carrollton Company, LLC
County Road, Ltd., LLC
Canton-Yankee Associates, LLC
One Springboro Company, LLC
One Lodi Company, LLC
One Ontario Company, LLC
One Pickerington Company, LLC
One Polaris Company, LLC
One Powell Company, LLC
One Shelby Company, LLC
One Hudson Company, LLC
One Grove City Company, LLC
One Hilliard Company, LLC
One Mason Company, LLC
One Enon Company, LLC
One Westlake Company, LLC
One New Milford Company, LLC
1140 Portage Trail Company, LLC
One Westfield Company, LLC
3129 Lincoln Way Company, LLC

                                    Exhibit 2

        PROPERTY                   PROPERTY ADDRESS                    LENDER
---------------------------    ------------------------    ---------------------------------
1020 North Main St. Co. LLC    1020 N. Main Street         40/86 Mortgage successor to
                               Celina, Ohio  16701         Conseco

31 Davis Rd Co. LLC            31 Davis Road               40/86 Mortgage successor to
                               Bradford, PA 44622          Conseco

Buffalo Broad Co. LLC          1407 Buffalo Road           40/86 Mortgage successor to
                               Erie, PA  16503             Conseco

1140 Portage Trail Co. LLC     1140 Portage Trail          First Union National Bank nka
                               Akron, Ohio  44313          Wachovia Securities

23300 Lorain Rd. Co. LLC       23250-23300 Lorain Road     Key Bank Real Estate successor to
                               North Olmsted, OH  44102    National Realty Funding

825 East Chestnut Co. LLC      825 E. Chestnut Street      Keybank NA
                               Lancaster, PA 17602

3129 Lincoln Way Co. LLC       3129 Lincolnway East        William Blair Insurance
                               Massillon, Ohio  44646

                                    Exhibit 3

                                    Exhibit E

       ALLOCATION OF CONSIDERATION AND TAX BASIS OF STABILIZED PROPERTIES

                           ALLOCATION OF CONSIDERATION

SHOPPING CENTER                                                   PURCHASE
LOCATION                   OWNER                                  PRICE
------------------------   -----------------------------------    -----------
OHIO
Medina, OH                 3160 Medina Road Company, LLC          $   884,853
North Olmstead, OH         23300 Lorain Road Company, LLC         $ 4,485,625
Akron, OH                  One UBB, LLC                           $   903,438
Zanesville, OH             B Space Zanesville Company, LLC        $   607,313
Clyde, OH                  One Clyde Company, LLC                 $ 2,876,181
Celina, OH                 1020 North Main Street Company, LLC    $ 2,138,124
Carrollton, OH             Two Carrolton Company, LLC             $ 3,721,804
Dover, OH                  County Road, Ltd.                      $ 3,482,189
Lodi, OH                   One Lodi Company, LLC                  $ 4,202,356
Mansfield, OH              One Ontario Company, LLC               $ 3,651,545
Pickerington, OH           One Pickerington Company, LLC          $ 6,328,788
Lewis Center, OH           One Polaris Company, LLC               $ 7,146,935
Powell, OH                 One Powell Company, LLC                $ 6,795,157
Shelby, OH                 One Shelby Company, LLC                $ 4,027,198
Hudson, OH                 One Hudson Company, LLC                $ 3,942,214
Centerville, OH (Dayton)   Canton-Yankee Associates, LLC          $ 4,092,513
Akron, OH                  1140 Portage Trail Company, LLC        $ 1,667,941
Massillon, OH              3129 Lincoln Way Company, LLC          $ 2,175,231

PENNSYLVANIA
Erie, PA                   Buffalo Broad Company, LLC             $ 2,002,535
Bradford, PA               31 Davis Road Company, LLC             $ 1,642,074
Lancaster, PA              825 East Chestnut Company, LLC         $ 4,115,353

NEW YORK
Oswego, NY                 301 Oswego Company, LLC                $ 3,411,103
Geneseo, NY                One Geneseo Company, LLC               $ 1,902,490
Westfield, NY              One Westfield Company, LLC             $ 1,909,714

CONNECTICUT
New Milford, CT            One New Milford Company, LLC           $ 9,272,757

EXHIBIT E CONTINUATION

                        Tax Basis of Stabilized Property

As of March 31, 2005 includes all capitalized costs for 2004

                                                                                   Land
                                                                                Improvements
                                                                              and 7 and 10 yr
                                    Land         Building        Sec 197           Macrs
                                 ------------   ------------   ------------   ---------------
3160 Medina Rd. Co. LLC               967,247              -              -                 -
23300 Lorain Rd. Co. LLC              636,800      1,836,800        101,331           726,400
One UBB Co. LLC                             -        620,000          3,917                 -
B Space Zanesville Co LLC                   -        532,668         23,167                 -
One Clyde Co. LLC                     542,400      2,538,467        111,129                 -
1020 North Main St. Co. LLC           644,126        725,790        228,048           155,649
Two Carrollton Co. LLC                553,627      1,863,688          8,453           624,824
County Road Ltd.                      650,118      1,493,414          5,975           301,933
One Lodi Co. LLC                      255,307      2,170,626         57,955           261,919
One Ontario Co. LLC                   663,000      1,767,000         73,000           397,000
One Pickerington Co. LLC            1,204,675      3,740,693        167,651           625,030
One Polaris Co. LLC                 2,197,839      3,527,945         80,511           333,000
One Powell Co. LLC                  1,515,000      3,225,327        237,493           552,516
One Shelby Co. LLC                    385,227      1,943,602        140,716           262,756
One Hudson Co. LLC                  1,650,000      1,266,184        107,689                 -
Canton Yankee Associates            1,883,495      2,970,800         52,243           425,067
1140 Portage Trail Co. LLC            329,493        624,141        203,223           134,023
3129 Lincolnway Co. LLC               235,507        887,235        213,467           191,932
Buffalo Broad Co. LLC                 683,408      1,051,997        198,339                 -
31 Davis St. Co. LLC                  292,843        866,341        144,354            45,895
825 East Chestnut St. Co. LLC         467,750      1,706,956        227,292                 -
301 Oswego Co. LLC                  1,145,000      1,365,687        231,547           140,000
One Geneseo Co. LLC                   320,000        918,140         52,813                 -
One Westfield Co LLC                  470,500      1,009,852        130,613            76,933
One New Milford Co. LLC             2,656,493      3,896,742      1,781,979         1,049,636
                                 ------------   ------------   ------------   ---------------
                                   20,349,855     42,550,095      4,582,905         6,304,513

                                                                   A/D
                                 A/D Building   Amortization   Improvements   Net book value
                                 ------------   ------------   ------------   ---------------
3160 Medina Rd. Co. LLC                     -              -              -           967,247
23300 Lorain Rd. Co. LLC             (327,743)       (45,597)      (296,870)        2,631,121
One UBB Co. LLC                      (118,188)        (2,002)             -           503,727
B Space Zanesville Co LLC             (54,628)        (6,575)             -           494,632
One Clyde Co. LLC                           -              -              -         3,191,996
1020 North Main St. Co. LLC          (110,904)       (91,220)       (70,633)        1,480,856
Two Carrollton Co. LLC               (189,157)        (5,610)      (297,749)        2,558,076
County Road Ltd.                     (276,156)        (3,784)      (182,172)        1,989,328
One Lodi Co. LLC                      (92,704)       (33,807)       (43,576)        2,575,720
One Ontario Co. LLC                  (100,055)       (36,500)       (86,575)        2,676,870
One Pickerington Co. LLC             (214,293)       (34,455)      (156,093)        5,333,208
One Polaris Co. LLC                  (270,971)       (14,760)       (83,163)        5,770,401
One Powell Co. LLC                   (216,651)       (47,164)      (137,984)        5,128,537
One Shelby Co. LLC                    (74,910)       (14,072)       (43,716)        2,599,603
One Hudson Co. LLC                   (117,690)       (26,324)             -         2,879,859
Canton Yankee Associates             (348,311)       (16,542)      (132,920)        4,833,832
1140 Portage Trail Co. LLC           (117,677)       (76,738)       (76,651)        1,019,814
3129 Lincolnway Co. LLC              (125,977)       (81,829)       (87,098)        1,233,237
Buffalo Broad Co. LLC                (169,856)       (63,634)             -         1,700,254
31 Davis St. Co. LLC                 (152,512)       (51,125)       (18,249)        1,127,547
825 East Chestnut St. Co. LLC        (325,151)       (84,028)             -         1,992,819
301 Oswego Co. LLC                   (169,291)       (77,183)       (54,920)        2,580,840
One Geneseo Co. LLC                   (18,637)       (13,203)             -         1,259,113
One Westfield Co LLC                 (108,969)       (37,007)       (24,985)        1,516,937
One New Milford Co. LLC              (158,305)      (211,076)      (265,279)        8,750,190
                                 -------------   ------------   ------------   --------------
                                   (3,858,736)    (1,074,235)    (2,058,633)       66,795,764

                                    Exhibit 4

                                   Exhibit G-1

                  ALLOCATION OF STABILIZED COMMON UNIT HOLDERS

                                              PERCENT OF                           PERCENT OF
                              PERCENT OF    CONSIDERATION      INDIVIDUALS TO       UNITS TO
                            CONSIDERATION     IN COMMON        RECEIVE COMMON      ALLOCATE TO
SELLER                         IN CASH          UNITS               UNITS          INDIVIDUAL
-------------------------   -------------   -------------    ------------------    -----------
One Westfield Company LLC             100%              0%                  N/A            N/A

Canton-Yankee Associates              100%              0%                  N/A            N/A

One New Milford Company
LLC                                   100%              0%                  N/A            N/A

One UBB Company LLC                   100%              0%                  N/A            N/A

One August Company LLC            Removed

B Space Zanesville
Company LLC                           100%              0%                  N/A            N/A

B Space Mansfield
Company LLC                       Removed

1140 Portage Trail
Company LLC                           100%              0%                  N/A            N/A

1020 North Main St.
Company LLC                           100%              0%                  N/A            N/A

Two Carrolltton Company
LLC                                   100%              0%                  N/A            N/A

County Road Ltd.                      100%              0%                  N/A            N/A

Buffalo Broad Company LLC             100%              0%                  N/A            N/A

31 Davis St. Company LLC              100%              0%                  N/A            N/A

301 Oswego Company LLC                100%              0%                  N/A            N/A

One Geneseo Company LLC               100%              0%           N/A                N/A

825 East Chestnut St.
Company LLC                           100%              0%           N/A                N/A

One Lodi Company LLC                    0%            100%
                                                             Grant W. Giltz              15.00%
                                                             Harry W. Giltz III          15.00%
                                                             Harry W. Giltz II           10.40%
                                                             Sandra E. Giltz             37.00%
                                                             Danridge Giltz              22.60%  100.00%

One Ontario Company LLC                 0%            100%   Joseph Bolognue            100.00%  100.00%

One Pickerington Company
LLC                                     0%            100%
                                                             Joseph Bolognue              37.5%
                                                             Frank Bolognue               22.0%
                                                             Grant W. Giltz                7.5%
                                                             Harry W. Giltz III            7.5%
                                                             Harry W. Giltz II            21.5%
                                                             Sandra E. Giltz               4.0%   100.0%

One Polaris Company LLC                 0%            100%   Joseph Bolognue               100%     100%

One Powell Company LLC                  0%            100%
                                                             Grant W. Giltz                 20%
                                                             Harry W. Giltz III             20%
                                                             Harry W. Giltz II              49%
                                                             Sandra E. Giltz                11%     100%

One Shelby Company LLC                  0%            100%
                                                             Grant W. Giltz              11.00%
                                                             Harry W. Giltz III          11.00%
                                                             Harry W. Giltz II           27.80%
                                                             Sandra E. Giltz              6.00%
                                                             Michael Bolognue            44.20%  100.00%

One Hudson Company LLC                  0%            100%
                                                             Grant W. Giltz               10.0%
                                                             Harry W. Giltz III           10.0%

                                                             Harry W. Giltz II            24.5%
                                                             Sandra E. Giltz               5.5%
                                                             David M. Thomas              50.0%   100.0%

3129 Lincolnway Company
LLC                                     0%            100%
                                                             David M. Thomas              15.0%
                                                             John W. Thomas                7.0%
                                                             Robert J. Thomas              7.0%
                                                             Joseph M. Thomas              7.0%
                                                             Marie T. Morse                7.0%
                                                             James J. Thomas               7.0%
                                                             Grant W. Giltz               10.0%
                                                             Harry W. Giltz III           10.0%
                                                             Harry W. Giltz II            24.5%
                                                             Sandra E. Giltz               5.5%   100.0%

3160 Medina Road Company
LLC                                     0%            100%
                                                             David M. Thomas              15.0%
                                                             John W. Thomas                7.0%
                                                             Robert J. Thomas              7.0%
                                                             Joseph M. Thomas              7.0%
                                                             Marie T. Morse                7.0%
                                                             James J. Thomas               7.0%
                                                             Grant W. Giltz               10.0%
                                                             Harry W. Giltz III           10.0%
                                                             Harry W. Giltz II            24.5%
                                                             Sandra E. Giltz               5.5%   100.0%

23300 Lorain Road
Company LLC                            15%             85%
                                                             Grant W. Giltz               10.0%
                                                             Harry W. Giltz III           10.0%
                                                             Harry W. Giltz II            24.5%
                                                             Sandra E. Giltz               5.5%
                                                             Bruce Abraham Jr.            22.5%
                                                             Steven R. Abraham            12.5%
                                                             James B. Abraham             15.0%  100.00%

One Clyde Company LLC                   0%            100%
                                                             Grant W. Giltz               49.0%
                                                             Harry W. Giltz III           20.0%
                                                             Harry W. Giltz II            20.0%
                                                             Sandra E. Giltz              11.0%   100.0%

Earnout Consideration to
be determined at time of
disbursement

                                    Exhibit 5

                                    Exhibit K

                                    RENT ROLL

                                    Exhibit 6

                                   Exhibit L-1

         STABILIZED/SLEEPYS HOLDBACK SCHEDULE (CONSTRUCTION IN PROGRESS)

                                   STABILIZED

SHOPPING                                                             ESTIMATED
CENTER                                   HOLDBACK     MONHTLY BASE   MONTHLY
LOCATION         TENANT                  AMOUNT       RENT           RECOVERIES
---------------  ---------------------   ----------   ------------   ----------
NEW YORK
Geneseo, NY      Movie Gallery           $  551,980   $      3,813   $      867

CONNECTICUT
New Milford, CT  Olympia Sports Center   $  699,242   $      5,010   $      771

                                    SLEEPYS

SHOPPING                                                             ESTIMATED
CENTER                                   HOLDBACK     MONTHLY BASE   MONTHLY
LOCATION         TENANT                  AMOUNT       RENT           RECOVERIES
---------------  ---------------------   ----------   ------------   ----------
Sleepy's Inc.    Sleepy's Inc.           $1,351,000   $      9,333   $    1,458

                                    Exhibit 7

                                   Exhibit L-2
                    STABILIZED CREDIT (TENANTS IN POSSESSION)

OUTSTANDING FREE RENT PERIODS

Shopping Center                                                       Monthly
Location            Tenant                      Rent Commencement     Base Rent(1)    Per Diem
----------------    ------------------------    ------------------    ------------    ---------
Clyde, OH           Movie Gallery               December 28, 2005     $   3,666.67    $  120.55

Lodi, OH            Movie Gallery               June 3, 2005          $   3,300.00    $  108.49

Mansfield, OH       Hot Shots Billiards         June 15, 2005         $   5,160.75    $  169.67

Pickerington, OH    Pizzeria, NY Co.            May 1, 2005           $   3,188.25    $  104.82

                    Grateful Bread              July 9, 2005          $   2,053.33    $   67.50

                    Beef O'Brady                February 21, 2006     $   3,960.00    $  130.19

                    ATA Karate                  September 27, 2005    $   3,960.00    $  130.19

                    NovaCare                    June 12, 2005         $   2,236.67    $   73.53

Powell, OH          Photo Internet Cafe         June 1, 2005          $   3,726.67    $  122.52

                    $1.50 Cleaners              July 1, 2005          $   2,380.00

Shelby, OH          Movie Gallery               May 1, 2005           $   3,833.33    $  126.03

New Milford, CT     Kabloom's                   May 1, 2005           $   2,250.00    $   73.97

                    Sherwin Williams            May 22, 2005          $   4,833.33    $  158.90

Geneseo, NY         Rent-A-Center East, Inc.    May 1, 2005           $   3,333.33(2) TBD(2)

----------
(1) To the extent monthly basic rent does not include recoveries, this exhibit will be updated at closing to reflect such recoveries.

(2) Pursuant to that certain letter agreement dated February 23, 2005 between One Geneseo Company LLC and Rent-A-Center East, Inc., tenant improvement allowance of $56,000 is being reimbursed to Rent-A-Center East, Inc. in the form of a rent abatement (see attached amortization schedule). Credit to CSCP on account of said rent abatement will be calculated separately on interest and principal portions of monthly payment amount. If One Geneseo Company LLC exercises its right to prepay the outstanding amount of such tenant improvement allowance, and such tenant improvement allowance is paid in full as of the Closing Date, there will be no adjustment on account of the rent abatement.

             Amortization Schedule for Rent-A-Center Rent Abatement

Pmt No.      Date         Pmt       Interest     Princ       Balance              Annual
-------    ---------    --------    --------    --------    ---------    --------------------------
                                                            56,000.00    Interest rate         6.50%
      1     4/1/2005    3,333.33      303.33    3,030.00    52,970.00    Original Amt     56,000.00
      2     5/1/2005    3,333.33      286.92    3,046.41    49,923.59    Term
      3     6/1/2005    3,333.33      270.42    3,062.91    46,860.68    Payment          -3,333.33
      4     7/1/2005    3,333.33      253.83    3,079.50    43,781.18
      5     8/1/2005    3,333.33      237.15    3,096.18    40,685.00
      6     9/1/2005    3,333.33      220.38    3,112.95    37,572.05
      7    10/1/2005    3,333.33      203.52    3,129.81    34,442.23
      8    11/1/2005    3,333.33      186.56    3,146.77    31,295.46
      9    12/1/2005    3,333.33      169.52    3,163.81    28,131.65
     10     1/1/2006    3,333.33      152.38    3,180.95    24,950.70
     11     2/1/2006    3,333.33      135.15    3,198.18    21,752.52
     12     3/1/2006    3,333.33      117.83    3,215.50    18,537.02
     13     4/1/2006    3,333.33      100.41    3,232.92    15,304.10
     14     5/1/2006    3,333.33       82.90    3,250.43    12,053.66
     15     6/1/2006    3,333.33       65.29    3,268.04     8,785.62
     16     7/1/2006    3,333.33       47.59    3,285.74     5,499.88
     17     8/1/2006    3,333.33       29.79    3,303.54     2,196.34
     18     9/1/2006    3,333.33       11.90    2,196.34         0.00

                                                3,333.33         Rent
                                                   11.90     Interest
                                                2,196.34        Princ
                                                --------
Rent Due for September, 2006                    1,125.09

OUTSTANDING TENANT ALLOWANCES

PROPERTY           TENANT ALLOWANCE    WHEN DUE    HOLDBACK    PAY AT CLOSING      AMOUNT
---------------    ----------------    --------    --------    --------------   ------------
New Milford Co.    TA-Kabloom's         Closing                $    18,250.00   $  18,250.00
One Shelby Co.     TA-Movie Gallery     Closing                $     9,547.37   $   9,547.37
One Geneseo Co.    TA-Rent-A-Center     Closing                $    53,243.47   $  53,243.47

                                         TOTALS                $    81,040.84   $  81,040.84

Does not include ongoing Tenant Improvements set forth on Exhibit L-1

                                    Exhibit 8

                                    Exhibit M

                         OUTSTANDING LEASING COMMISSIONS

OUTSTANDING COMMISSIONS

PROPERTY                    LEASING COMMISSIONS            WHEN DUE         PAYEE   HOLDBACK    PAY AT CLOSING      AMOUNT
--------------------    ---------------------------    -----------------    -----   --------    --------------    -----------
One Pickerington Co.    Commission-Greatful Bread                Closing                        $        2,600    $    2,600
One Pickerington Co.    Commission-Novacare                      Closing                        $        6,710    $    6,710

One Lodi Co.            Commission-Movie Gallery                 Closing                        $       11,880    $   11,880
                        Commission-Regis                         Closing                        $        4,212    $    4,212
One Clyde Co.           Commission-Movie Gallery                 Closing                        $       13,380    $   13,380
One Shelby Co.          Commission-Movie Gallery                 Closing                        $       13,800    $   13,800

One Geneseo             Commission-Dollar General                Closing                        $       14,700    $   14,700
                        Commission-Movie Gallery       Rent Commencement                        $       11,440    $   11,440
                        Commission-Salon Secrets                 Closing                        $        5,460    $    5,460
                        Commission-Rent-A-Center                 Closing                        $       10,000    $   10,000
New Milford Co.         Commission-Staples                       Closing                        $      125,000    $  125,000
                        Commission-Sleepy's            Rent Commencement                        $       28,000    $   28,000
                        Commission-Olympia Sports      Rent Commencement                        $       10,706    $   10,706
                        Commission-Sherwin Williams              Closing                        $       14,100    $   14,100

                                                                  TOTALS                        $      271,988    $  271,988

There are no leasing commissions due on any renewals.

There are no outstanding leasing commissions except as set forth above.

                                    Exhibit 9

                                   EXHIBIT EE

                             UNIT HOLDER CERTIFICATE

        The undersigned (the "Unit Holder"), in connection with the Unit Holder's acquisition of ______ common units (the "Units") in Cedar Shopping Centers Partnership, L.P. (the "Operating Partnership"), hereby represents and warrants to the Operating Partnership as follows, with the knowledge and understanding that the Operating Partnership is relying on this certificate in issuing the Units to the Unit Holder:

        1. That the Unit Holder is acquiring the Units to be received by the Unit Holder for its own account and not with the view to the sale or distribution of the same or any part thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").

        2. That the Unit Holder understands that the Units to be issued to the Unit Holder will not be registered under the Securities Act or the securities laws of any state by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws.

        3. That the Unit Holder understands that, for the reasons set forth in paragraph 2 above, (i) the Units may not be offered, sold, transferred, pledged, or otherwise disposed of by the Unit Holder except (a) pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, (b) pursuant to a no-action letter issued by the Securities and Exchange Commission to the effect that a proposed transfer of the Units may be made without registration under the Securities Act, together with either registration or an exemption under applicable state securities laws, or
(c) upon Cedar Shopping Centers, Inc. ("Cedar") receiving an opinion of counsel knowledgeable in securities law matters and reasonably acceptable to Cedar to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws, and
(ii) accordingly, the Unit Holder must bear the economic risk of any investment in the Units for an indefinite period of time.

        4. That the Unit Holder is an accredited investor as defined in Rule 501 promulgated under the Securities Act.

        5. That the Unit Holder understands that an investment in the Operating Partnership involves substantial risks and the Unit Holder has had the opportunity to review all documents and information which the Unit Holder has requested concerning its investment in the Operating Partnership and to ask questions of the management of the Operating Partnership, which questions were answered to the Unit Holder's satisfaction.

        6. That the Unit Holder (i) agrees to be bound by all of the terms and provisions of the agreement of limited partnership of the Operating Partnership dated June 25, 1998, as amended from time to time (the "Partnership Agreement") as if it were a signatory thereto, including, without limitation, the power of attorney granted in Section 2.4 thereof, and (ii) hereby makes and confirms the representations and warranties contained in Section 8.7 of the Partnership Agreement.

        7. That, pursuant to the provisions of the Partnership Agreement, the Unit Holder hereby constitutes and appoints the General Partner of the Operating Partnership its true and lawful attorney-in-fact with full power and authority in its name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents and instruments as may be necessary or appropriate to carry out the provisions of the Partnership Agreement, including the admission of the Unit Holder. The foregoing appointment shall be deemed irrevocable and to be a power coupled with an interest and shall survive the incapacity of the Unit Holder.

        8. That the Unit Holder shall execute such other instruments or documents as the General Partner of the Operating Partnership may deem necessary or desirable in connection with the acquisition of the Units.

        9. That the Unit Holder shall only be entitled to distributions attributable to the periods from and after the date of this Certificate.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of ___________, 2005.

                                                   [UNIT HOLDER]

                                                   By:
                                                        -----------------------
                                                        Name:
                                                        Title:

                                   Exhibit 10

                                   Exhibit VV
                              Centerville Easements

The following easements as depicted on the referenced plats and located along the east boundary of Lot 10 and the west boundary of Lot 14:

(1) General Utility Easements dedicated for the construction, operation, maintenance, repair, replacement or removal of water, sewer, gas, electric, telephone or other utility lines or services, and for the express privilege of removing any or all trees or other obstructions to the free use of said utilities, as shown in plat for Yankee Station, Section 11 recorded in Plat Book 133, page 11 and on plat for Yankee Station, Section 8 recorded in Plat Book 124, page 37, both of the Plat Records of Montgomery County, Ohio.

(2) Access Easements as shown in plat for Yankee Station, Section 11 recorded in Plat Book 133, page 11 and on plat for Yankee Station, Section 8 recorded in Plat Book 124, page 37, both of the Plat Records of Montgomery County, Ohio.

(3) Easement to The Ohio Bell Telephone Company as created by document of record in Deed Book 86, page 614 of the Recorder's Office of Montgomery County, Ohio.

                                   Exhibit 11

                                   Exhibit WW

LISTING AGREEMENT BETWEEN:                                       LOCATION
--------------------------------------------------------------   ---------------
-CB Richard Ellis and One Grove Co., dated April 15, 2005        GROVE CITY, OH
-CB Richard Ellis and One Hilliard Co., dated April 15, 2005     HILLIARD, OH
-CB Richard Ellis and One Springboro Co., dated April 15, 2005   GAHANNA, OH
-Coldwell Banker and Canton-Yankee Co., dated Jan. 1, 2005       CENTERVILLE, OH
-CB Richard Ellis and One Clyde Co. dated 2005                   CLYDE, OH